Harken Energy Corporation


HARKEN

# Costa Rican Concession Summary

*November 28, 2000*

# Harken Energy Corporation


HARKEN

## AMEX: "HEC"

Forward Looking Statements:

Certain statements in this presentation regarding future expectations and plans for oil and gas exploration and development may be regarded as "forward looking statements" within the meaning of the Securities Litigation Reform Act. They are subject to various risks including, but not limited to, the inherent uncertainties in interpreting engineering data related to underground accumulations of oil and gas, timing and capital availability, and other factors discussed in detail in the Company's SEC filings. Any information provided herein is qualified in its entirety by the Company's SEC filings and any subsequent filing updates, changes or adjustments. Information is current as of the date presented, but as events change, the information herein may become out of date and Harken will not retroactively update such information except as disclosed in the Company's periodic SEC filings.

# Oil Industry in Costa Rica


HARKEN

- *Harken has rights to the first new oil concession in 30 years*
- *Stable democratic government since adoption of constitution in 1949*
- *Form of government patterned after United States*
- *10 year annual economic growth rate of 5%*
- *Maximum tax rate of 30%*

# Harken Focus in High Potential Areas



**Billion Plus Barrel Fields of Latin America Owned and Operated by Others**



Harken's Domestic Acreage
Tampico Basin
1 Field
2.7BBOE
Sureste Basin
5 Fields
28.5BBOE
Maracaibo Basin
9 fields
43.1BBOE
East Venezuela Basin
4 Fields
17.5BBOE
Harken's Costa Rica Acreage
Harken's Colombian Acreage
Shushufindi
1.6BBOE
Cano Limon
1.1BBOE
Cusiana
2.3BBOE

# Middle Americas is Underexplored


HARKEN


Square Miles per Well
700
600
500
400
300
200
100
0
Low Well Density in Costa Rica
5
255
664
U.S.
Colombia
Costa Rica

Source: Ecopetrol, The Leading Edge

# Harken's Profile in Costa Rica


HARKEN

- *One of first companies to recognize potential of Central America*
- *Technical expertise and utilization of state of art technologies*
- *Environmental sensitivity and state of the art practices*
- *Working with local industry and communities to establish common goals*

# Harken's Costa Rican Acreage


Moin Prospect
Caribbean Sea
Costa Rica
Pacific Ocean
Offshore Blocks
Onshore Blocks

- *High Potential, High Risk exploratory project*
- *Reprocessed existing 2-D seismic data & shot 100 sq. km. of new 3-D.*
- *Moin prospect has 80,000 acres of Cretaceous fault segmented closure, making it one of the largest undrilled structures in the Caribbean Basin*
- *Structure size comparable to world class oil fields*
- *Legal issues pending on onshore blocks*

HARKEN

# Moin Offshore Prospect


HARKEN

- Harken's principal exploration objective
- Moin covers approximately 80,000 acres
- Includes both Tertiary and Cretaceous objectives
- Undrilled to Cretaceous formation
- Seismic velocity anomalies suggest presence of porous carbonate reservoir rocks and/or gas.
- Micromagnetic and soil fluorescence anomalies also indicate probable presence of oil/gas

# Costa Rican Blocks



Proposed
Moin #2 Well
12
Rio Hondo
Prospect
Port of Puerto
Limon
4
3
Rio Blanco
Prospect
2
3
Offshore Blocks
Onshore Blocks
Initial Well Location

- ***80% working interest in 1.4 million acres***
- ***6 year exploration period; 20 year production period***
- ***15% maximum royalty on a sliding scale***
- ***Reprocessed existing seismic data and shot 100 sq. kilometers of new 3-D.***
- ***Environmental plan filed***
- ***Working on drilling plan***

# Offshore Seismic Boat


HARKEN



# Moin 3-D Seismic Line




C
C'
Proposed Harken
Moin #2 Well
Gas effects in section
overlying the prospect

Seismic line showing the Tertiary Reef Prospect located on the Moin High.

HARKEN

# Moin Isopach Map


Proposed Harken
Moin #2 Well
Elf Moin-1
Contour Interval = 50 Feet

Isopach map of the untested Tertiary reef complex

# Moin Offshore Structure Map



A'
Water depth prevented economic drilling in 1970s.
MAR CARIBE
Proposed Harken Moin #2 Well
3D SURVEY AREA
A

# Moin Offshore Cross Section


A
A'
Proposed Harken
Moin #2 Well
0'
3000'
6000'
9000'
12000'
15000'

HARKEN

# Moin / Limon Area Infrastructure

- Modern 25,000 BOPD refinery (RECOPE)
- 500,000 barrel [illegible] capacity storage
- 175 MW electric power plant
- Modern petroleum loading docks at Puerto Limon
- Pipelines from Limon refinery to San Jose
- Modern Caribbean port city of Puerto Limon
- (727 rated) Airport south of Puerto Limon

HARKEN